                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          May 16, 2004
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                                IBT Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Michigan
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                 (State or other jurisdiction of incorporation)

              O-18415                              38-2830092
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    (Commission File Number)            (IRS Employer Identification No.)


          200 East Broadway, Mount Pleasant, Michigan        48858
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               (Address of principal executive offices)    (Zip code)

                                 (989) 772-9471
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              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

FORM 8-K
IBT BANCORP, INC.


Item 9.  Regulation FD Disclosure

         On May 16, 2004, IBT Bancorp, Inc., a Michigan corporation, (the "Corporation"), issued an Annual Shareholders Meeting press release, which press release is attached as Exhibit 99.1.

         The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Mt. Pleasant, State of Michigan, on May 16, 2004.

                                  IBT Bancorp, Inc.



                                 By:  /s/Dennis P. Angner
                                      ---------------------------------------
                                         Dennis P. Angner, President and
                                         Chief Executive Officer

                                  EXHIBIT INDEX

99.1     IBT Bancorp, Inc. press release dated May 16, 2004.